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Exhibit  23(e)(3)
                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                           (Effective April 28, 2003)
Name  of  Fund
Gartmore GVIT Total Return Fund (to be renamed Gartmore GVIT Nationwide Fund effective April 28, 2003)
Gartmore  GVIT  Growth  Fund  (formerly  Capital  Appreciation  Fund)
Gartmore  GVIT  Government  Bond  (formerly  Government  Bond  Fund)
Gartmore  GVIT  Money  Market  Fund  (formerly  Money  Market  Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II) GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund) Comstock GVIT Value Fund (formerly Federated NSAT Equity Income Fund and
     Federated  GVIT  Equity  Income  Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund) Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund) MAS GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund) (to be renamed Van Kampen GVIT Multi Sector Bond Fund effective April 28, 2003) GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund) Dreyfus GVIT Mid Cap Index Fund (formerly Dreyfus NSAT Mid Cap Index Fund) GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund) Nationwide GVIT Strategic Value Fund (formerly Nationwide Strategic Value Fund) Strong GVIT Mid Cap Growth Fund (formerly Strong NSAT Mid Cap Growth Fund) (to be renamed Gartmore GVIT Mid Cap Growth Fund upon completion of reorganization) Turner GVIT Growth Focus Fund (formerly Turner NSAT Growth Focus Fund) Gartmore GVIT Global Technology and Communications Fund (formerly Gartmore GVIT
     Global  Technology  and  Communications  Fund)
Gartmore  GVIT Global Health Sciences Fund (formerly Gartmore NSAT Global Health
     Sciences  Fund)
Gartmore  GVIT  Emerging  Markets  Fund (formerly Gartmore NSAT Emerging Markets
     Fund)
Gartmore  GVIT  International  Growth Fund (formerly Gartmore NSAT International
     Growth  Fund)
Gartmore  GVIT  Global  Leaders  Fund
Gartmore  GVIT  European  Leaders  Fund
Gartmore  GVIT  Global Small Companies Fund (formerly Gartmore GVIT Global Small
     Companies  Fund)
Gartmore  GVIT  OTC  Fund  (formerly  Gartmore  NSAT  OTC  Fund)
Gartmore  GVIT  Asia  Pacific  Leaders  Fund
Gartmore  GVIT  U.S.  Growth  Leaders  Fund (formerly Gartmore GVIT U.S. Leaders
     Fund)
Gartmore  GVIT  Global  Financial  Services  Fund
Gartmore  GVIT  Global  Utilities  Fund
Gartmore  GVIT  Investor  Destinations  Aggressive  Fund (formerly NSAT Investor
     Destinations  Aggressive  Fund)
Gartmore  GVIT  Investor  Destinations Moderately Aggressive Fund (formerly NSAT
     Investor  Destinations  Moderately  Aggressive  Fund)
Gartmore  GVIT  Investor  Destinations  Moderate  Fund  (formerly  NSAT Investor
     Destinations  Moderate  Fund)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                           (Effective April 28, 2003)
                                     Page 2

Name  of  Fund
Gartmore  GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT
     Investor  Destinations  Moderately  Conservative  Fund)
Gartmore  GVIT  Investor  Destinations Conservative Fund (formerly NSAT Investor
     Destinations  Conservative  Fund)
Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) Gartmore GVIT Micro Cap Equity Fund
Dreyfus  GVIT  International  Value  Fund
GVIT  Equity  500  Index  Fund
Gartmore  GVIT  Developing  Markets  Fund
Gartmore  GVIT  Nationwide  Principal  Protected  Fund


                                             GARTMORE  VARIABLE  INSURANCE TRUST

                                             By:  JAMES  BERNSTEIN
                                             Name:  James  Bernstein
                                             Title:  Assistant  Secretary

                                             GARTMORE  DISTRIBUTION  SERVICES,
                                             INC.

                                             By:  GERALD  J.  HOLLAND
                                             Name:  Gerald  J.  Holland
                                             Title:  SVP  - Chief Administrative
                                             Officer

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